RespireRx Pharmaceuticals Inc.

Retracts Efficacy Data in September 12, 2016 Press

Release Announcing Preliminary Top-Line Analysis of

Safety and Efficacy Data from Duke University Phase 2A

Clinicial Trial of CX 1739

Data is in Process of Being Re-Analyzed

Updated Report Expected to be Issued by the End of 2016

Glen Rock, N.J., October 4, 2016/Globe Newswire – On September 12, 2016, RespireRx Pharamceuticals Inc. (OTCQB: RSPI) (“RespireRx” or the “Company”) issued a press release announcing preliminary top-line analysis of safety and efficacy data from a Phase 2A clinical trial of the Company’s proprietary ampakine compound, CX1739, that was recently conducted at Duke University.

On October 3, 2016, the Company discovered an error in the data reported to it that the Company believes will effect the efficacy data analysis. However, at this time, the Company does not know the extent of the effect. The safety data is expected to remain unchanged. Accordingly, the Company hereby retracts the efficacy data contained in the September 12, 2016 press release.

The Company is in the process of re-analyzing the data and expects to report the results in a final report by the end of 2016.

Additional information about the Company and the matters discussed herein can be obtained on the Company’s web-site at www.RespireRx.com or in the Company’s filings with the U.S. Securities and Exchange Commission at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These might include statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about research and development efforts, including, but not limited to, preclinical and clinical research design, execution, timing, costs and results, future product demand, supply, manufacturing, costs, marketing and pricing factors, which are all considered forward-looking statements.

RespireRx Pharmaceuticals Inc., 126 Valley Road, Suite C, Glen Rock, New Jersey 07452

In some cases, forward-looking statements may be identified by words including “anticipates,” “believes,” “intends,” “estimates,” “expects,” “plans,” and similar expressions include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company’s proposed products, and (iv) the need for, and availability of, additional financing.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. These forward-looking statements are based on assumptions regarding the Company’s business and technology, which involve judgments by management with respect to, among other things, future scientific, economic and competitive conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be achieved.

Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies or changes thereto, available cash, research and development results, competition from other similar businesses, and market and general economic factors. This press release should be read in conjunction with the condensed consolidated financial statements (unaudited) and notes thereto included in Item 1 of the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including the section entitled “Item 1A. Risk Factors.” The Company does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Company Contact:

Jeff Margolis

Vice-President, Treasurer and Secretary

Telephone: (917) 834-7206

E-mail: jmargolis@respirerx.com

RespireRx Pharmaceuticals Inc., 126 Valley Road, Suite C, Glen Rock, New Jersey 07452